Exhibit 21.1

Subsidiaries of the Registrant

Company Name	Country
Abercorn Nominees Limited	England & Wales
Agridzaar Limited	Cyprus
Airgare Limited	England & Wales
AlcoTec Wire Corporation	US - Delaware
Alloy Rods Global Inc.	US - Delaware
Allweiler A/S	Norway
Allweiler Belgium SA	Belgium
Allweiler Finland Oy AB	Finland
Allweiler GmbH	Germany
Allweiler Group GmbH	Germany
Anderson Group Inc.	US - Delaware
Applied Optics Center Corporation	US - Massachusetts
Arcos Welding Products Limited	England & Wales
AS ESAB	Norway
Ashington Fabrication Company Limited	England & Wales
Austcold Refrigeration Pty Limited	Australia
Baird Corporation	US - Massachusetts
Baric Holdings Limited	England & Wales
Baric Products Limited	England & Wales
Baric Systems Limited	England & Wales
Baric Systems Middle East Limited	England & Wales
Brinal Limited	England & Wales
Brunner Corporation	Panama
Buffalo Forge SA de CV	Mexico
CAST Limited	England & Wales
CAST Resources Limited	England & Wales
Cecil Holdings Limited	England & Wales
Central Mining Finance Limited	England & Wales
Charter Central Finance Limited	England & Wales
Charter Central Services Limited	England & Wales
Charter Consolidated Finance Limited	England & Wales
Charter Consolidated Financial Services Limited	England & Wales
Charter Consolidated Holdings Limited	England & Wales
Charter Consolidated Investments Limited	England & Wales
Charter Consolidated Limited	England & Wales
Charter Finance AB	Sweden
Charter Finance S.a.r.l.	Luxembourg
Charter Industries Limited	England & Wales
Charter International Jersey Funding Limited	Jersey
Charter International Limited	Jersey
Charter Limited	England & Wales

Charter Overseas Holdings Limited	England & Wales
Charter Trustee Limited	England & Wales
Charter Trustee Management Limited	England & Wales
Chartertop Limited	Ireland
CLFX Europe Finance Ltd	England & Wales
CLFX Netherlands Finance CV	Netherlands
CLFX Sub Holding LLC	US - Delaware
CLFX Sub Limited	England & Wales
CLFX Sweden CV	Netherlands
Colfax (HK) Limited	Hong Kong
Colfax (Wuxi) Pump Company Ltd.	China
Colfax do Brasil - Produtos e Servicos Para Fluidos Ltda	Brazil
Colfax Fluid Handling Holding BV	Netherlands
Colfax Fluid Handling LLC	US - Delaware
Colfax Group GmbH	Germany
Colfax Netherlands Holding BV	Netherlands
Colfax Pompe SpA	Italy
Colfax Pumpen GmbH	Germany
Colfax UK Finance Limited	England & Wales
Colfax UK Holdings Limited	England & Wales
Colfax-Imo Pompes S.A.S	France
Comercializadora de Electrodos Venezuela Comelven C.A.	Venezuela
Conarco Alambres y Soldaduras SA	Argentina
Condor Equipamentos Industriais Ltda	Brazil
Constellation Pumps Corporation	US - Delaware
CPC International LLC	US - Delaware
Davidson Group Limited	Jersey
Distribution Mining & Equipment Company, LLC	US - Delaware
Ember Overseas Holdings Limited	England & Wales
EMSA Holdings Inc.	US - Delaware
Engart Fans Limited	England & Wales
ESAB (Australia) Pty Ltd	Australia
ESAB (Malaysia) SDN BHD	Malaysia
ESAB Africa Welding and Cutting (Proprietary) Limited	South Africa
ESAB AG	Switzerland
ESAB Aktiebolag	Sweden
ESAB ApS	Denmark
ESAB Argentina SA	Argentina
ESAB Asia/Pacific Pte Limited	Singapore
ESAB Automation Limited	England & Wales
ESAB Bulgaria EAD	Bulgaria
ESAB CentroAmerica SA	Panama
ESAB Chile SA	Chile
ESAB Colombia SAS	Colombia
ESAB Comercio e Industria de Soldadura Lda	Portugal

ESAB Comercio e Servicos de Soldagem Ltda	Brazil
ESAB Cutting & Welding Automation (Shanghai) Co Limited	China
ESAB Cutting Systems GmbH	Germany
ESAB Electrodes JSC	Bulgaria
ESAB Equipment & Machinery Manufacturing (Zhangjiagang) Co Limited	China
ESAB Europe GmbH	Switzerland
ESAB Europe Holdings Limited	Ireland
ESAB Finance BV	Netherlands
ESAB France SAS	France
ESAB GesmbH	Austria
ESAB GmbH	Germany
ESAB Group (Ireland) Limited	Ireland
ESAB Group (UK) Limited	England & Wales
ESAB Group BV	Netherlands
ESAB Group Canada Inc.	Canada
ESAB Group Russia Limited	England & Wales
ESAB Holdings Limited	England & Wales
ESAB Hungary Limited	England & Wales
ESAB Iberica SA	Spain
ESAB India Limited	India
ESAB Industria e Comercio Ltda	Brazil
ESAB International Aktiebolag	Sweden
ESAB Investments Sp. z o.o.	Poland
ESAB Kaynak ve Kesme Urunleri Ticaret Limited Sirketi	Turkey
ESAB Kazakhstan LLC	Kazakhstan
ESAB Kft	Hungary
ESAB KK	Japan
ESAB Limited	England & Wales
ESAB Limited (Thailand)	Thailand
ESAB Limited Liability Company	Russian Federation
ESAB Mexico SA de CV	Mexico
ESAB Middle East FZE	United Arab Emirates
ESAB Nederland BV	Netherlands
ESAB Participacoes Ltda	Brazil
ESAB Pensions Limited	England & Wales
ESAB Perstorp AB	Sweden
ESAB Polska Sp. z o.o.	Poland
ESAB Rhona GmbH	Germany
ESAB Romania Trading SRL	Romania
ESAB Russia BV	Netherlands
ESAB Russia Limited	England & Wales
ESAB Saldatura SpA	Italy
ESAB SeAH Corporation	Republic of Korea
ESAB SeAH Welding Products (Yantai) Co. Limited	China

ESAB Slovakia sro	Slovakia
ESAB Sp. z o.o.	Poland
ESAB Sverige Aktiebolag	Sweden
ESAB Sweden Holdings AB	Sweden
ESAB Technology Limited	England & Wales
ESAB Terni Srl	Italy
ESAB Treasury Limited	England & Wales
ESAB Ukraine LLC	Ukraine
ESAB Vamberk sro	Czech Republic
ESAB Welding & Cutting Products (Shanghai) Co Limited	China
ESAB Welding Equipment AB	Sweden
ESAB Welding Products (Jiangsu) Co Limited	China
ESAB Welding Products (Weihai) Co Limited	China
ESAB-ATAS GmbH	Germany
ESAB-Mor Kft	Hungary
ESTA Properties (UK) Limited	England & Wales
Eutectic do Brasil Ltda	Brazil
Evrador Trading Limited	Cyprus
Exelvia (Bermuda) Limited	Bermuda
Exelvia Company	England & Wales
Exelvia Cyprus Limited	Cyprus
Exelvia France SAS	France
Exelvia Group India BV	Netherlands
Exelvia Group South America BV	Netherlands
Exelvia Holding Limitada	Brazil
Exelvia Holdings BV	Netherlands
Exelvia International Holdings BV	Netherlands
Exelvia Investments Limited	England & Wales
Exelvia Ireland	Ireland
Exelvia Netherlands BV	Netherlands
Exelvia Overseas Limited	England & Wales
Exelvia Properties Limited	England & Wales
Exelvia South America BV	Netherlands
Fairmount Automation Inc.	US - Pennsylvania
Filarc Welding Limited	England & Wales
Hamilton Brimer Limited	England & Wales
Hancock Cutting Machines Limited	England & Wales
HCL Pension Trustee Limited	England & Wales
HE Deutschland Holdings GmbH	Germany
Hobart Overseas Holdings Limited	England & Wales
Hobart Place Investments Limited	Scotland
Houttuin BV	Netherlands
Howden Africa (Proprietary) Limited	South Africa
Howden Africa Holdings Limited	South Africa
Howden Air & Gas India Private Limited	India

Howden Australia Pty Limited	Australia
Howden BC Compressors	France
Howden Burton Corblin Asia Limited	Hong Kong
Howden Compressors Limited	Scotland
Howden Compressors, Inc.	US - Delaware
Howden Covent Fans Inc.	Canada
Howden Denmark ApS	Denmark
Howden Donkin (Proprietary) Limited	South Africa
Howden Engineering (SE Asia) Limited	Hong Kong
Howden Engineering Limited	Scotland
Howden Fans Limited	England & Wales
Howden France	France
Howden Group BV	Netherlands
Howden Group Limited	England & Wales
Howden Group Netherlands BV	Netherlands
Howden Group South Africa Limited	South Africa
Howden Holdings ApS	Denmark
Howden Holdings BV	Netherlands
Howden Holdings Limited	England & Wales
Howden Hua Engineering Company Limited	China
Howden International Holdings BV	Netherlands
Howden Investments Limited	Jersey
Howden Limited Liability Company	Russian Federation
Howden Mexico Calentadores Regenerativos SRL de CV	Mexico
Howden Middle East FZE	United Arab Emirates
Howden Netherlands BV	Netherlands
Howden North America Inc.	US - Delaware
Howden Sirocco Group Limited	Scotland
Howden South America Ventiladores e Compressores Industria e Comercio Ltda	Brazil
Howden Spain SL	Spain
Howden Taiwan Company Limited	Taiwan
Howden Thomassen Australasia Pty Ltd	Australia
Howden Thomassen Comercio E Servicos de Compressores do Brasil Ltda	Brazil
Howden Thomassen Compressors BV	Netherlands
Howden Thomassen Compressors India Private Ltd	India
Howden Thomassen Far East Pte Ltd	Singapore
Howden Thomassen Korea Co. Ltd	Republic of Korea
Howden Thomassen Middle East FZCO	United Arab Emirates
Howden Thomassen Service Europe BV	Netherlands
Howden Thomassen Venezuela CA	Venezuela
Howden Turbowerke GmbH	Germany
Howden UK BV	Netherlands
Howden UK Limited	Northern Ireland

Howden Ventilatoren GmbH	Germany
Howden Water Technology A/S	Denmark
Howden Water Technology Inc.	US - Michigan
I/S Susaa	Denmark
Immobiliaria Tepalcapa SA de CV	Mexico
IMO AB	Sweden
Imo Holdings Inc.	US - Delaware
Imo Industries (Canada) Inc.	Canada
Imo Industries Inc.	US - Delaware
Imovest Inc.	US - Delaware
Incom Transportation Inc.	US - Delaware
Interamic (Netherlands) BV	Netherlands
James Howden & Company Limited	Scotland
James Howden & Godfrey Overseas Limited	Scotland
James Howden (Thailand) Limited	Thailand
James Howden Holdings Limited	South Africa
L&T Howden Private Ltd	India
Labtest Equipment Company	US - California
LSC Lubrication System (Beijing) Co. Ltd	China
Macromax Corporation	Panama
Magnus Ireland	Ireland
Margarita SA	Argentina
Mining Machines Limited	Scotland
Murex Limited	England & Wales
Murex Welding Products (Ireland) Limited	Ireland
Murex Welding Products Limited	England & Wales
Novenco Aerex Limited	England & Wales
Optic-Electronic International Inc.	US - Texas
Oy ESAB	Finland
OZAS-ESAB Sp. z o.o.	Poland
PD-Technik Ingenieurburo GmbH	Germany
Penryn Granite Limited	England & Wales
Portland Valve LLC	US - Delaware
PT Esabindo Pratama	Indonesia
PT Karya Yasantara Cakti	Indonesia
Rapid Allweiler Pumps & Engineering Company (Pty) Ltd	South Africa
Romar Positioning Equipment International Pte Limited	Singapore
Roscoe Property LLC	US - Delaware
Rosscor Asia Pte Ltd	Singapore
Rosscor BV	Netherlands
Rosscor Malaysia SDN BHD	Malaysia
SA ESAB NV	Belgium
SES International BV	Netherlands
Shand (Matlock) Limited	England & Wales
Shand Holdings, Inc.	US - Delaware

Shawebone Holdings Inc.	US - Delaware
SIAM ESAB Welding & Cutting Limited	Thailand
Soldaduras Megriweld S.A.S	Columbia
Soldaduras West Arco S.A.S	Columbia
Soldex LLC	US - Delaware
Soldex S.A.	Peru
Soldex Holding I LLC	US - Delaware
Soldex Holding II LLC	US - Delaware
Soluciones Venezolanas en Soldaduras Solvensol C.A.	Venezuela
Sychevsky Electrode Plant	Russian Federation
The British South Africa Company	England & Wales
The Central Mining & Investment Corporation Limited	England & Wales
The Consolidated Mines Selection Company Limited	England & Wales
The ESAB Group Inc.	US - Delaware
TLMC Holding Inc.	US - Delaware
Total Lubrication Management Company	US - Delaware
Turbodel Inc.	US - Texas
Tushaco Pumps Private Limited	India
Van Dam Machine GmbH	Germany
Varo Technology Center Inc.	US - Texas
VHC Inc.	US - Texas
Warren Pumps LLC	US - Delaware
Weldcure Limited	England & Wales
Wirth (UK) Limited	Scotland
Wuxi Romar Heavy Industry Automatic Equipment Co. Limited	China
York Investments Limited	Bermuda
Zao ESAB SVEL	Russian Federation
Zao Welding Electrode Plant SIBES	Russian Federation